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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated February 2, 1996, in the Registration Statement (Form S-3) and related Prospectus of SUGEN, Inc. for the registration of 2,300,000 shares of its common stock.

                                                               ERNST & YOUNG LLP

Palo Alto, California
October 15, 1996